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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM T-1

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
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                       HARRIS TRUST COMPANY OF CALIFORNIA
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

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
                  CALIFORNIA                                    94-0304530
           (STATE OF INCORPORATION                           (I.R.S. EMPLOYER
           IF NOT A NATIONAL BANK)                         IDENTIFICATION NO.)
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                     601 SOUTH FIGUEROA STREET, 49TH FLOOR
                         LOS ANGELES, CALIFORNIA 90017
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

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                                ESTHER CERVANTES
                       HARRIS TRUST COMPANY OF CALIFORNIA
                     601 SOUTH FIGUEROA STREET, 49TH FLOOR
                         LOS ANGELES, CALIFORNIA 90017
                                 (213) 239-0675
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

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                            APPLIED MATERIALS, INC.
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

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
                   DELAWARE                                     94-1655526
       (STATE OR OTHER JURISDICTION OF                       (I.R.S. EMPLOYER
        INCORPORATION OR ORGANIZATION)                     IDENTIFICATION NO.)
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                               3050 BOWERS AVENUE
                         SANTA CLARA, CALIFORNIA 95054
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (408) 727-5555

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                             SENIOR DEBT SECURITIES
                      (TITLE OF THE INDENTURE SECURITIES)
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                                    GENERAL

ITEM 1. GENERAL INFORMATION.

     Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervisory authority to which it is subject.

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
State Banking Department               Federal Reserve Bank of San Francisco
111 Pine Street                        101 Market Street
Suite 1100                             San Francisco, California 94105
San Francisco, California 94104
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     (b) Whether it is authorized to exercise corporate trust powers.

        Yes.

ITEM 2. AFFILIATIONS WITH OBLIGOR.

     If the obligor is an affiliate of the Trustee, describe each affiliation.

     None.

ITEM 16. LIST OF EXHIBITS.

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
    Exhibit T-1A.   A copy of the articles of association of Trustee as presently in effect:
                    Restated Articles of Incorporation and Amendment of February 9, 1994.
                    Exhibit T-1A is incorporated herein by reference to S.E.C. File No.
                    33-54627 of the Registration Statement of FirstFed Financial Corp. Exhibit
                    T-1A.
    Exhibit T-1B.   A copy of the certificate of authority of the Trustee to commence business, if not contained in the articles of association: Certificate of
                    Authority to commence business.
                    Exhibits T-1B is incorporated herein by reference to S.E.C. File No.
                    33-69382 of the Registration Statement of Pacific Gulf Properties, Inc.
                    Exhibit T-1B.
    Exhibit T-1C.   A copy of the authorization of the Trustee to exercise corporate trust powers, if such authorization is not contained in the documents specified in paragraph (1) and (2) above.
                    Exhibits T-1C is incorporated herein by reference to S.E.C. File No.
                    33-69382 of the Registration Statement of Pacific Gulf Properties, Inc.
                    Exhibit T-1C.
    Exhibit T-1D.   Copy of the existing bylaws of the Trustee or instruments corresponding thereto: By-Laws of Harris Trust Company of California as of March 30,
                    1988, as presently in effect.
                    Exhibits T-1D is incorporated herein by reference to S.E.C. File No.
                    33-69382 of the Registration Statement of Pacific Gulf Properties, Inc.
                    Exhibit T-1D.
    Exhibit T-1E.   A copy of each indenture referred to in Item 4, if obligor is in default.
                    Not Applicable.
    Exhibit T-1F.   The consents of United States institutional trustees required by Section
                    321 of the Act.
                    Exhibits T-1F is incorporated herein by reference to S.E.C. File No.
                    33-69382 of the Registration Statement of Pacific Gulf Properties, Inc.
                    Exhibit T-1F.
    Exhibit T-1G.   A copy of the latest report of condition of the Trustee published pursuant to law or the requirement of its supervising or examining authority:
                    Exhibit T-1G is incorporated herein by reference to S.E.C. File No.
                    33-59737 of the Registration Statement of Santa Anita Operating Company
                    Exhibit T-1G.
    Exhibit T-1H.   A copy of any order pursuant to which the foreign trustee is authorized to act as sole trustee under the indentures qualified or to be qualified under the Act.
                    Not Applicable.
    Exhibit T-1I.   Foreign trustees are required to file a consent to service of process on
                    Forms F-X.
                    Not Applicable.
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                                   SIGNATURES

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Harris Trust Company of California, a corporation organized and existing under the laws of California, has duly caused this Statement of Eligibility and Qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, State of California, on June 16, 1995.

                                          HARRIS TRUST COMPANY OF CALIFORNIA

                                          By      /s/  ESTHER CERVANTES
                                                      Esther Cervantes
                                                  Assistant Vice President

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